EXHIBIT 10.28.3
                        FLORIDA PHYSICIANS INTERNET, INC.
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 1996

                                     ASSETS
Current Assets
     Cash and cash equivalents ..................................     $   5,648
     Accounts receivable - net ..................................       626,773
     Prepaid expenses ...........................................        10,000
                                                                      ---------
           Total currents assets ................................       642,421

Property and equipment, at cost, net ............................        17,193
                                                                      ---------
           Total assets .........................................     $ 659,614
                                                                      =========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts Payable ...........................................     $  36,556
     Accrued Expenses ...........................................         2,874
                                                                      ---------
           Total current liabilities ............................        39,430
                                                                      ---------
Stockholder's Equity
Common stock, $1 par value, 1, 000 shares
  authorized, issued and outstanding ............................         1,000
Additional paid in capital ......................................       685,629
Accumulated deficit .............................................       (66,445)
                                                                      ---------
           Total stockholders' equity ...........................       620,184
                                                                      ---------
           Total liabilities and stockholder's equity ...........     $ 659,614
                                                                      =========

                        FLORIDA PHYSICIANS INTERNET, INC.
                             STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED DECEMBER 31, 1996

Revenue - net .............................................           $ 206,461
Cost of revenue ...........................................             177,296
General and administrative expenses .......................              95,610
                                                                      ---------
Net Loss ..................................................           $ (66,445)
                                                                      =========

                       FLORIDA PHYSICIANS INTERNET, INC.
                       STATEMENT OF STOCKHOLDER'S EQUITY
                     THREE MONTHS ENDED DECEMBER 31, 1996

                                                                                        AMOUNT
                                                         COMMON                        PAID IN          RETAINED
                                                         SHARES        AMOUNT          CAPITAL          EARNINGS            TOTAL
                                                         ------        -------         --------         ---------         ---------
Balance at October 1, 1996 .....................         $  --          $  --          $    --          $   --            $    --
Issuance of Common Stock .......................          1,000          1,000          685,629             --              686,629
Net Loss for the period ........................           --             --               --            (66,445)           (66,445)
                                                         ------         ------         --------         --------          ---------
Balance at September 30, 1996 ..................         $1,000         $1,000         $685,629         $(66,445)         $ 620,184
                                                         ======         ======         ========         ========          =========

                       FLORIDA PHYSICIANS INTERNET, INC.
                           STATEMENTS OF CASH FLOWS
                     THREE MONTHS ENDED DECEMBER 31, 1997

Cash flows from operating activities:
   Net Loss ...................................................       $ (66,445)
   Adjustments to reconcile net loss to net cash
     provided by operating activities:
        Depreciation ..........................................           1,500
   Increase in assets:
        Accounts  receivable ..................................         (84,137)
            Prepaid expenses ..................................         (10,000)
       Increase in liabilities:
        Accounts payable ......................................          36,556
            Accrued expenses ..................................           2,874
                                                                      ---------
       Net cash used in by operating activities ...............        (119,652)
                                                                      ---------
Cash flows from financing activities:
       Capital contributions ..................................         125,300
                                                                      ---------
Net cash provided by financing activities .....................         125,300
                                                                      ---------
Net increase in cash ..........................................       $   5,648
Cash at beginning of period ...................................            --
Cash at end of period .........................................       $   5,648
                                                                      =========
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest ......................................................            --
                                                                      ---------

Supplemental disclosure of non-cash investing and financing activities:

       In October 1996, the sole shareholder contributed fixed assets with an original cost of $80,659 and accumulated depreciation of $61,966 and accounts receivable with a book value of $542,636.